THE ROSLYN SAVINGS BANK

                                                                       DUPLICATE
                                                                        ORIGINAL


                                  CONSOLIDATED
                                  MORTGAGE NOTE

$4,982,764.87                                                Melville, New York
                                                             July 21, 1998

     FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of THE ROSLYN SAVINGS BANK, its successors and/or assigns (hereinafter called the "Bank"), at its offices at 1400 Old Northern Boulevard, Roslyn, New York 11576, or such other place as Bank may designate in writing,

FOUR MILLION NINE HUNDRED EIGHTY TWO THOUSAND SEVEN HUNDRED SIXTY FOUR AND 87/100 ($4,982,764.87) DOLLARS such sum is hereby consolidated with the aggregate unpaid balance of $9,342,235.13 owing on the following nine (9) notes all held by Bank 1) Note dated October 4, 1991 in the amount of $2,500,000.00 made by American Tissue Gilpin Realty Corporation to Roosevelt Savings Bank, 2) Note dated February 3, 1993 in the amount of $842,932.14 made by American Tissue Gilpin Realty Corporation to Home Federal Savings Bank 3) Consolidated Note dated January 24, 1997 in the amount of $335,470.39 made by Gilpin Realty Corp. to The Roslyn Savings Bank; 4) Note dated January 24, 1997 in the amount of $2,900,000 made by Coram Realty LLC to The Roslyn Savings Bank; 5) Note dated March 7, 1997 in the amount of $550,000 made by Engineers Road, LLC to The Roslyn Savings Bank; 6) Amended and Restated Note dated May 14, 1996 in the amount of $1,270,000 made by Engineers Road LLC to The Roslyn Savings Bank (restating note dated January 18, 1989 made by Allan V. Rose to National Westminster Bank USA in the amount of $3,375,000); 7) Note dated August 28, 1967 in the amount of $1,000,000 made by Galcar Realty Corp. to Security National Bank of Long Island; 8) Note dated March 31, 1978 in the amount of $1,279,374.49 made by Sam-Po Realty Ltd. to Phoenix Mutual Life Insurance Company; 9) Note dated July 31, 1990 in the amount of $516,933.60 made by Arnold Drive Associates to Sun Life Insurance and Annuity Company of New York (consolidated with Notes 7 and 8 to form a single indebtedness of $1,750,000) Notes 7, 8 and 9 were assigned to Bank by assignment dated on or about the date hereof, all notes are hereby consolidated herewith to form a single obligation of $14,325,000, with interest as hereinafter provided;

     The rate of interest on this loan is 7 1/2% which shall continue in effect from the date hereof to August 1, 2008. Interest hereon for the period from the date hereof to the first day of the month next ensuing shall be due and payable simultaneously with the execution of this Note. The monthly payment of principal and interest shall be $115,401.23 and shall commence September 1, 1998 and continue on the first day of each and every month thereafter to August 1, 2008 when the entire remaining unpaid balance of principal and any unpaid interest shall be fully due and payable.

     Monthly payments shall be applied first to the payment of interest as aforesaid and the balance toward reduction of principal. Interest on any past due amount, whether at maturity or by acceleration, shall be paid until the full principal balance is actually paid at a rate of two percent per annum in excess of the above stated interest rate. In no event, however, shall the interest on this loan be higher than the highest rate of interest permitted under applicable New York or Federal Law.

     The obligation to pay interest and principal on this Note as aforesaid is sometimes referred to hereafter collectively as "Obligation".

     Borrower may prepay this Note in whole or in part at any time upon payment of a prepayment premium equal to 3% of the amount prepaid, which premium shall reduce to 2 1/2% on August 1, 1999, 2% on August 1, 2000, 1 1/2% on August 1, 2001, 1% on August 1, 2002, 1/2% on August 1, 2003 and 0% on August 1, 2004.

     This Note is secured by a Mortgage on premises located at (i) 45 Gilpin Avenue, Hauppauge, New York known and designated as District 0500 Section 038.00 Block 02.00 Lot 019.000, (ii) 135 Engineers Road, Hauppauge, known and designated as District 0800 Section 185.00 Block 01.00 Lot 065.006, (iii) 466-468 Coram Yaphank Road (Mill Road), Coram, known and designated as District 0200 Section 496.00 Block 06.00 Lots 005.001 and 005.002 and (iv) 1 Arnold Drive Huntington NY, known and designated as District 0400 Section 104.00 Block 01.00 Lot 033.001 on the Suffolk County Tax Map.

     The Bank, in its sole reasonable discretion, may accept partial payments of interest and/or principal. If accepted: (1) such payments shall first be applied to interest as aforesaid, and the balance, if any, toward reduction of principal; and (2) acceptance of such partial payment or payments shall not constitute a waiver of default of any provisions of this Note, the mortgage securing it, or any of the documents executed in connection herewith, nor shall such acceptance effect a modification of this Note nor operate to create any estoppel against the holder hereof.

     The Bank may, at its option, or upon or at any time after default in the prompt payment of Obligation or of any other liability of the undersigned, whether due by acceleration as hereinabove provided or otherwise, proceed to enforce payment of the same and exercise any of, or all of the rights and remedies afforded the Bank by applicable law or any document executed in connection with Obligation or otherwise.

     The undersigned agrees that whenever an attorney is used to enforce, declare or adjudicate any rights or obligations under this note or collect any amounts due thereunder or with respect to any security securing the same, whether by suit or by any other means whatsoever, the undersigned shall be obligated in addition to pay the Bank's reasonable attorneys' fees, costs and disbursements.

     The rights and remedies provided for in this Note, any security agreement, any guaranty of payment of liabilities, the Mortgage, the assignment of leases, or other instruments or agreements executed by the undersigned or any guarantors pertaining to either this Note or any guaranty securing this Note, or in any other document or agreement executed in connection with this Note, are cumulative and not exclusive, and the Bank or any subsequent holder of the Note may proceed against undersigned, any guarantors, of the Note or any other guaranty, or may proceed against any other person or entity, or with respect to any pledged property, all in pursuance of any remedy afforded the Bank or any subsequent holder of the Note, either by statute, contractually, or otherwise, at any time, in any order, either simultaneously or otherwise until the Note and all amounts due thereunder are fully paid and satisfied. It is understood and agreed that the undersigned, and the guarantors and each of them, remain and are at all times jointly and severally liable for the Note and all amounts due thereunder (except as guarantor's liability is limited pursuant to the guaranty) until the Note and all amounts due thereunder are fully paid and satisfied, regardless of any recoveries from sale or disposition of collateral or pendency of proceedings or completion of proceedings to accomplish the same.

     The undersigned waives presentation, protest, demand for payment, notice of default or non-payment to the undersigned, or any other party liable for or upon any of said Obligations. The Bank and the undersigned, in any litigation (whether or not arising out of or relating to the Note or said collateral security for the repayment thereof) in which Bank and any of them shall be adverse parties, waive trial by jury and the undersigned, in addition, waive the right to interpose any defense based upon any Statute of Limitations or any claim of laches and any set-off or counter claim of any nature or description.

     If the undersigned is a partnership, the agreement herein contained shall remain in force and applicable, notwithstanding any changes in the individuals composing the partnership, and the term "undersigned", as used herein, shall include any alternate or successor partnerships, but any predecessor partnership and their partners shall not thereby be released from any liability. If this
Note is signed by more than one party, the terms "undersigned", as used herein, shall mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking, provided, however, that in the phrases "of the undersigned", "by the undersigned", "against the undersigned", "for the undersigned", "to the undersigned", and "on the undersigned", the term "undersigned" shall mean the "undersigned or any of them."

     The Bank may release, exchange, sell or surrender any of the mortgaged or pledged property belonging to any of the undersigned parties hereto or any guarantors of this Note and it may renew, extend, modify, accelerate, compromise, settle or release any of the liabilities of any of them and may make additional advances or extensions of credit to any of them or release or fail to set off any deposit account or credit of any of them or grant other indulgences to any of them, all from time to time, before or after maturity hereof, with or without further notice to or assent from, and without in any way affecting or releasing the liability of, any of the other parties hereto.

     If the time for payment of this Note shall be extended by any law relating to obligations payable on Sunday or holidays, such extended time shall be included in the computation of interest or discount.

     Any provision hereof which may prove unenforceable under any law shall not affect the validity of any other provision hereof.

     No provision of this note may be terminated, changed or waived orally, all such modifications shall be in writing and duly executed by the party against whom enforcement is sought.

     This Note may be executed in counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The partially executed signature page of any counterpart of this Note may be attached to any other partially executed counterpart of this note without impairing the legal effect of the signature(s) on such signature page.

     This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                        GILPIN REALTY CORP.

                                        By:  /s/  Nourollah Elghanayan
                                             -----------------------------------
                                             Nourollah Elghanayan, President


                                        ENGINEERS ROAD, LLC

                                        By:  /s/  Nourollah Elghanayan
                                             -----------------------------------
                                             Nourollah Elghanayan, Member


                                        CORAM REALTY LLC

                                        By:  /s/  Nourollah Elghanayan
                                             -----------------------------------
                                             Nourollah Elghanayan, Member
         DUPLICATE
         ORIGINAL

                                        HUNTINGTON LLC

                                        By:  /s/  Nourollah Elghanayan
                                             -----------------------------------
                                             Nourollah Elghanayan, Member

STATE OF NEW YORK )
                  )      ss:
COUNTY OF SUFFOLK )

     On the 21st day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared NOUROLLAH ELGHANAYAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        /s/  Mary Jeanne Miller
                                             ----------------------------------
                                             Notary Public


                                                   Mary Jeanne Miller
                                             Notary Public State of New York
                                                     No. 30-4677301
                                               Qualified in Nassau County
                                            Commission Expires Nov. 17, 1998

================================================================================

                              CONSOLIDATED MORTGAGE

Date:                    July 21, 1998

Mortgagor:               GILPIN REALTY CORP., CORAM REALTY LLC,
                         ENGINEERS ROAD, LLC & HUNTINGTON LLC

Address:                 135 Engineers Road
                         Hauppauge, New York

Mortgagee:               THE ROSLYN SAVINGS BANK

Address:                 1400 Old Northern Boulevard
                         Roslyn, New York 11576

Consolidated
Mortgage Amount:         $14,325,000

Location of              Parcel 1, 135 Engineers Road, Hauppauge
Premises:                Parcel 2,466-468 Coram Yaphank Road (Mill Road), Coram
                         Parcel 3, 45 Gilpin Avenue, Hauppauge,
                         Parcel 4, 1 Arnold Drive, Huntington,
                         Suffolk County, New York

                         Parcel 1      Parcel 2       Parcel 3      Parcel 4
     District -          0800          0200           0500          0400
     Section -           185.00        496.00         038.00        104.00
     Block -             01.00         06.00          02.00         01.00
     Lot(s) -            065.006       005.001 &      019.000       033.001
                                       005.002

================================================================================

Record and return to:    THE ROSLYN SAVINGS BANK
                         1400 OLD NORTHERN BOULEVARD
                         ROSLYN NY 11576
                         ATTN: John R. Bransfield, Jr.

This mortgage covers property not to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having their own separate cooking facilities.

                                     RECITAL

     The Mortgagor is the owner of the Premises described in Schedule A hereto. The Mortgagor has erected substantial improvements on the Premises and in order to finance the same will borrow the sum of FOUR MILLION NINE HUNDRED EIGHTY TWO THOUSAND SEVEN HUNDRED SIXTY FOUR AND 87/100 ($4,982,764.87) DOLLARS which sum is consolidated with the unpaid sum of $9,342,235.13 due on certain notes and mortgages currently held by Mortgagee to form a single lien of FOURTEEN MILLION THREE HUNDRED TWENTY-FIVE THOUSAND AND 00/100 ($14,325,000.00) DOLLARS (hereafter the Mortgage Amount"). The Mortgagor has executed and delivered to Mortgagee a consolidated note for $14,325,000.00 dated the date hereof. The said note, together with any modifications or amendments thereto are hereinafter collectively referred to as the "Note".

                               CERTAIN DEFINITIONS

     The Mortgagor and the Mortgagee agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified, such definitions to be applicable equally to the singular and the plural forms of such terms:

     "Chattels" means all fixtures, articles of personal property now or hereafter owned by the Mortgagor and attached to or used in connection with said premises, including but not limited to all partitions, furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, or other fire prevention or extinguishing apparatus and materials, wash-tubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, kitchen cabinets, incinerators, plants and shrubbery, and all other equipment and machinery, appliances, fittings and fixtures of every kind in or used in the operation of the buildings standing on said premises, together with any and all replacements thereof and additions thereto.

     "Default Rate" means at a rate equal to Two percentum (2%) percentum per annum in excess of the current Note Rate as described in the Note, but in no event higher than the maximum rate allowed by applicable law.

     "Documents" means the Note (as hereafter defined), Assignment of Leases, Rents and Profits of even date between Mortgagor and Mortgagee, this Mortgage, and all other documents further evidencing and/or securing the loan evidenced by the Note and this Mortgage.

     "Even of Default" means the events and circumstances described as such in
Section 2.01 hereof.

     "Guarantor" means any person or entity which has guaranteed to Mortgagee the prompt and full payment of the sums (or a portion thereof) due Mortgagee under the Note and

Documents.

     "Improvements" means all improvements, structures or buildings, and replacements and alterations thereof, erected or to be erected or now or hereafter located upon the Premises including all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever owned by Mortgagor forming part of said improvements, structures or buildings.

     "Mortgage" means this consolidated mortgage.

     "Mortgage Amount" means FOURTEEN MILLION THREE HUNDRED TWENTY-FIVE THOUSAND AND 00/100 ($14,325,000.00) DOLLARS.

     "Mortgagor" means Gilpin Realty Corp., Engineers Road, LLC, Coram Realty LLC and Huntington LLC.

     "Mortgagee" means The Roslyn Savings Bank, its successors and/or assigns.

     "Note" means the note of even date from Mortgagor to Mortgagee.

     "Note Rate" means the rate of interest payable under the Note from time to time during the term thereof.

     "Premises" means the Premises described in Schedule A including all of the easements, rights, privileges and appurtenances thereunto belonging or in anyway appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of the Mortgagor therein and in and to the strips and gores, streets, and ways adjacent thereto, either at law or in equity, in possession or expectancy, now or hereafter acquired.

     All terms of this Mortgage which are not defined above have the meaning set forth in this Mortgage or the Documents.

                              CONSOLIDATION CLAUSE

     This mortgage is hereby consolidated with the following six mortgages:

     1. Mortgage made by American Tissue-Gilpin Realty Corporation ("American") to Roosevelt Savings Bank dated October 4, 1991 in the amount of $2,500,000 recorded October 9, 1991 in Liber 17090 mp 475. This mortgage was assigned to Home Federal Savings Bank by assignment dated February 1, 1993 recorded February 9, 1993 in Liber 18618 mp 333.

     2. Mortgage made by American to Home Federal Savings Bank dated February 3, 1993, recorded February 9, 1993 in Liber 18618 mp 334 in the amount of $842,932.14 consolidated with Mortgage #1 to form a single lien by Agreement recorded in Liber 18618 mp

335 and assigned to The Roslyn Savings Bank by assignment dated January 21, 1997 recorded February 6, 1997 in Liber 19164 mp 72.

     3. Mortgage made by Gilpin Realty Corp. to The Roslyn Savings Bank dated January 24, 1997 recorded February 6, 1997 in Liber 19164 mp 73, in the amount of $325,479.39 (consolidated with mortgages 1 and 2 above to form a single lien of $3,350,000).

     4. Mortgage made by Coram Realty LLC to The Roslyn Savings Bank dated January 24, 1997 in the amount of $2,900,000 recorded February 6, 1997 in Liber 19164 mp 81.

     5. Mortgage made by Engineers Road, LLC to The Roslyn Savings Bank dated March 7, 1997 in the amount of $550,000 recorded March 27, 1997 in Liber 19181 mp 212.

     6. Mortgage made by Allan V Rose d/b/a AVR Realty Company to National Westminster Bank USA dated January 18, 1989 in the amount of $3,375,000 recorded February 17, 1989 in Liber 14914 mp 470 assigned by Fleet Bank (fka National Westminster Bank USA) by assignment dated May 9, 1996 recorded June 6, 1996 in Liber 19070 mp 795, which mortgage was amended and restated by Mortgage made by Engineers Road, LLC to The Roslyn Savings Bank dated May 14, 1996 in the amount of $1,270,000 recorded June 6, 1996 in Liber 11777 mp 183.

     7. Mortgage made by Galcar Realty Corp. to Security National Bank of Long Island dated August 28, 1967 in the amount of $1,000,000 recorded August 31, 1967 in Liber 5219 mp 72, assigned to Massachusetts Mutual Life Insurance Company by assignment dated June 28, 1968 recorded July 3, 1968 in Liber 5408 mp 386 extended by agreement dated June 28, 1968 recorded July 9, 1968 in Liber 5411 mp 320 and assigned to Phoenix Mutual Life Insurance Company by Assignment dated March 31, 1978 recorded April 14, 1978 in Liber 8149 mp 421.

     8. Mortgage made by Sam-Po Realty Ltd. to Phoenix Mutual Life Insurance Company dated March 31, 1978 in the amount of $1,279,374.49 recorded April 14, 1978 in Liber 8149 mp 452 (consolidated with mortgage #7 to form a single lien of $1,650,000) assigned to The Chase Manhattan Bank NA by assignment dated February 21, 1989 recorded April 10, 1989 in Liber 15031 mp 433 and to Sun Life Insurance and Annuity Company of New York ("Sun") by assignment dated July 25, 1990 recorded August 16, 1990 in Liber 16217 mp 161.

     9. Mortgage made by Arnold Drive Associates to Sun dated July 31, 1990 in the amount of $516,933.60 recorded August 16, 1990 in Liber 16217 mp 3 consolidated with mortgages 7 and 8 by agreement dated July 31, 1990 recorded August 16, 1990 in Liber 16217 mp 8 to form a single lien of $1,750,000 modified by agreement dated September 26, 1994 recorded October 5, 1994 in Liber 18876 mp 40 and assigned to The Roslyn Savings Bank by assignment dated on or about the date hereof.

Said mortgages are hereby consolidated with this Mortgage to form one obligation of FOURTEEN MILLION THREE HUNDRED TWENTY-FIVE THOUSAND AND 00/100

($14,325,000.00) DOLLARS with the same intent and with like effect as if one first mortgage covering the Premises had been duly made, executed and delivered by Mortgagor to Mortgagee containing the terms and conditions herein contained it being understood and agreed that the terms and conditions contained herein completely and entirely supersede the terms and conditions in the prior assigned mortgages as to the whole consolidated sum of $14,325,000.00.

                                    SPREADER

     Inasmuch as the above mortgages do not cover the entirety of Premises, and the Mortgagor and Mortgagee desire to spread the liens of the above mortgages to the entirety of the Premises, Mortgagor and Mortgagee hereby mutually covenant and agree that the lien of the above mortgages consolidated herewith be and the same hereby is spread over the entirety of the Premises not already covered by said mortgages in the same manner and to the same effect as though each mortgage consolidated herewith had originally covered all of the land defined as Premises and set forth herein as Schedule "A."

                                 GRANTING CLAUSE

     NOW THEREFORE, the Mortgagor, in order to secure the payment of both the Mortgage Amount and the interest, default interest, late charges, advances, reimbursements, commitment fees and any other sums payable under the Note, this mortgage and the Documents and the performance and observance of all the provisions hereof and of the Note and the Documents, hereby gives, grants, bargains, sells, warrants, aliens, demises, releases, conveys, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms unto the Mortgagee, with mortgage covenants, all its estate, right, title and interest in, to and under any and all of the following described property (the "Mortgaged Property") whether now owned or held or hereafter acquired:

          (i) the Premises;

          (ii) the Improvements;

          (iii) the Chattels in which a security agreement pursuant to the Uniform Commercial Code is granted to Mortgagee;

          (iv) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards and any unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter obtained by the Mortgagor and real estate tax and assessment refunds and credits at any time accruing to the benefit of the Mortgagor or the Mortgaged Property;

          (v) all leases of the Premises or any part thereof now or hereafter entered into and all right, title and interest of the Mortgagor thereunder; and including, without limitation, the Mortgagor's right, if any, to cash or securities deposited thereunder whether or not same was deposited to secure performance by the lessees of their obligations thereunder, including, further, the right upon the happening of an Event of Default beyond the expiration of any applicable notice, grace or cure period, to receive and collect the rents and other charges thereunder (all of which leases are assigned to the Mortgagee as further security hereunder pursuant to a separate Assignment of Rents, Leases and Profits of even date intended to be recorded immediately following the recordation of this Mortgage, and which is incorporated herein by reference);

          (vi) all utility or municipal deposits made by or on behalf of Mortgagor or made in connection with the Premises;

          (vii) all plans, drawings, specifications, site plans, subdivision maps, sketches, samples, contracts and agreements, however characterized from time to time prepared for use in connection with the development of the Premises and the construction of the Improvements;

          (viii) all contracts, agreements and understandings now or hereafter entered into, relating to or involving the performance of any work, rendering of any services, and supply of any materials or the conduct of operations in and the management of the Premises (excluding such agreements made by tenants) including, without limitation, construction contracts, architect agreements, management agreements, options and other agreements, however characterized, affecting the Premises and/or the Improvements or the public improvements required to be installed under the terms of governmental approvals relating to the subdivision and/or approved site plan in which the Premises are a part;

          (ix) any and all permits, certificates, approvals and authorizations, however characterized, issued or in any way furnished whether necessary or not, for the operation and use of the Premises and/or the Improvements and/or Chattels including, without limitation, building permits, environmental certificates, certificates of operation, certificates of occupancy and/or completion, licenses, warranties and guarantees; and

     TO HAVE AND TO HOLD unto the Mortgagee, its successors and assigns forever.

                                    ARTICLE I
                      PARTICULAR COVENANTS, WARRANTIES AND
                        REPRESENTATIONS OF THE MORTGAGOR

     The Mortgagor covenants, warrants, represents and agrees as follows:

     Section 1.01. The Mortgagor warrants that it has a good and marketable title to an indefeasible fee estate in the Premises subject in all cases to no lien, charge or encumbrance except such as are listed as exceptions to title in the title policy insuring the lien of this Mortgage. The Mortgagor further warrants that it will own the Chattels free and clear of liens and claims; and that this Mortgage is and will remain a valid and enforceable first lien on the Mortgaged Property, subject only to the exceptions set forth above. The Mortgagor has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be done. The Mortgagor will preserve such title, and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever. The Mortgagor consists of a corporation and three limited liability companies all formed pursuant to the laws of the State of New York each with full power and authority to conduct the business in which they are engaged, own their property and consummate the transactions contemplated hereby.

     Section 1.02. The Mortgagor will, at the cost of the Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, mortgages, assignments, notices of assignment, transfers and assurances as the Mortgagee shall from time to time reasonably require, for the better assuring, conveying, assigning, transferring and confirming unto the Mortgagee the property and rights hereby conveyed, mortgaged or assigned or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey, mortgage or assign to the Mortgagee or for carrying out the intention or facilitating the performance of the terms of this Mortgage, and for filing, registering or recording this Mortgage and, on demand, will execute and deliver, and hereby authorizes the Mortgagee to execute in the name of the Mortgagor to the extent it may lawfully do so, in the event of the failure or refusal of the Mortgagor so to do, one or more continuations of financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Chattels.

     Section 1.03. (a) The Mortgagor forthwith upon the execution and delivery of this Mortgage, and thereafter from time to time, will cause this Mortgage, and any security instrument creating a lien or evidencing the lien hereof upon the Chattels and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of the Mortgagee in, the Mortgaged Property.

     (b) The Mortgagor will pay all filing, registration, imposts, taxes and recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels, and any instrument of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery and recording of the Note, this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels or any instrument of further assurance.

     Section 1.04. The Mortgagor will pay when due the principal and interest and all other sums to become due in respect of the Note at the time and place and in the manner specified in the Note according to the true intent and meaning thereof and without offset or counterclaim, all in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts.

     Section 1.05. The Mortgagor will, so long as it is owner of any part of the Mortgaged Property, do all things necessary to preserve and keep in full force and effect its franchises, rights and privileges under the laws of the State of New York and will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court and applicable to the Mortgagor or to the Mortgaged Property or any part thereof.

     Section 1.06. All rights, title and interest of the Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, the Mortgagor or constructed, assembled or placed by the Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by the Mortgagor, shall become subject to the lien of this Mortgage as fully and completely, and with the same effect, as though now owned by the Mortgagor and specifically described in the granting clause hereof, but at any and all times the Mortgagor will execute and deliver to the Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as the Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien of this Mortgage.


     Section 1.07. (a) Except as to real estate taxes which must be paid before the date on which any interest or penalty becomes due on such tax, the Mortgagor, from time to time when the same shall become due and payable, will pay and discharge all taxes of every kind and nature (including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes), all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, and all other public charges whether of a like or different nature, imposed upon or assessed against it or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use or possession thereof. The Mortgagor will deliver to the Mortgagee receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other public charges imposed upon or assessed against it or the Mortgaged Property or the revenues, rents, issues, income or profits thereof within 30 days from Mortgagee's request therefor. Mortgagor will in addition reimburse Mortgagee for the expense incurred in connection with a Tax Service Contract to be entered between Mortgagee and the Tax Service Company as pertains to this property. Such fee shall be paid at closing. In the event of the occurrence and continuance of an Event of Default which remains uncured beyond applicable grace periods and results in the declaration of a default by Mortgagee, the Mortgagee may, at its option, to be exercised, by thirty (30) days written notice to the Mortgagor, require the deposit by the Mortgagor, at the time of each payment of an installment of interest or principal under the Note, of an additional amount sufficient to discharge the obligations under this subsection (a). The determination of the amount so payable and of the fractional part thereof to be deposited with the Mortgagee, so that the aggregate of such deposit shall be sufficient for this purpose, shall be made by the Mortgagee in its sole discretion. Such amounts shall be held by the Mortgagee without interest and applied to the payment of the obligations in respect to which such amounts were deposited or, at the option of the Mortgagee after default, to the payment of said obligations in such order or priority as the Mortgagee shall reasonably determine, on or before the respective dates on which the same or any of them would become delinquent. If one month prior to the due date of any of the aforementioned obligations the amounts then on deposit therefor shall be insufficient for the payment of such obligation in full, the Mortgagor within ten (10) days after demand shall deposit the amount of the deficiency with the Mortgagee. The Mortgagee shall not be required to segregate the amounts deposited with it under this Section 1.07, but may commingle same with any other funds held by it. Nothing herein contained shall be deemed to affect any right or remedy of the Mortgagee under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid together with interest at the Note Rate to the indebtedness hereby secured.

     (b) The Mortgagor will pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of the Mortgagor, without expense to the Mortgagee.

     (c) Nothing in this Section 1.07 shall require the payment or discharge of any obligation imposed upon the Mortgagor by this Section so long as the Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Premises or any part thereof to satisfy the same; provided that during such contest the Mortgagor shall, at the option of the Mortgagee, provide security reasonably satisfactory to the Mortgagee, assuring the discharge of the Mortgagor's obligation hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest; and provided, further, that if at any time payment of any obligation imposed upon the Mortgagor by subsection (a) of this Section shall become necessary to prevent the delivery of a tax deed or other similar instrument conveying the Mortgaged Property or any portion thereof because of nonpayment, then the Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed or other similar instrument.

     Section 1.08. The Mortgagor will pay all taxes except income, franchise, inheritance, estate and gift taxes, imposed on the Mortgagee by reason of its ownership of the Note or this Mortgage.

     Section 1.09. (a) The Mortgagor will maintain public liability insurance in amounts equal to at least $2,000,000.00 with respect to the Mortgaged Property and all risk property insurance including builder's risk coverage (non-reporting form). Mortgagor shall also carry, by way of endorsement rental loss of income insurance in a sum equal to 100% of its annual rent roll, and will keep the Improvements and Chattels insured against loss by fire, casualty and such other customary hazards as may be required by similar lenders on similar properties for the benefit of the Mortgagee. Such insurance shall be written in forms, amounts, and by companies licensed in the state where the property is located which companies must have at least a Best Rating of A-8 and which are otherwise reasonably satisfactory to the Mortgagee. In no event, however, shall property, all-risk or physical damage insurance be less than the full replacement cost of the property insured. Mortgagee and its successors and assigns, as their interests may appear, shall be endorsed on such policy as first mortgagee. The policies shall by their terms be noncancellable and not subject to change without at least thirty (30) days prior written notice to the Mortgagee and losses thereunder shall be payable to the Mortgagee pursuant to the standard mortgagee endorsement. The policy or policies of such insurance or certificates of same, shall be delivered to the Mortgagee prior to closing. The Mortgagor shall give the Mortgagee prompt notice of any loss covered by such insurance and the Mortgagee shall have the right to join the Mortgagor in adjusting any loss in excess of $50,000.00 notwithstanding the provision of Real Property Law section.254(4). Provided Mortgagor is not in default hereunder and there is no event pending but for the passage of time and/or the giving of notice could ripen into an Event of Default hereunder and provided that Mortgagor first deposits the amount of any shortfall in needed restoration funds with Mortgagee, any monies received as payment for any partial loss under any such insurance shall be paid over to the Mortgagee to be applied pursuant to subsection (b) hereof. Renewals of each required policy of insurance shall be delivered to Mortgagee at least ten (10) days prior to expiration.

     (b) So long as no Event of Default beyond the expiration of any applicable notice, grace or cure period, has occurred and is continuing under the Note and this Mortgage, proceeds of any condemnation (under Section 1.13) or from any casualty insurance policies ("proceeds") in excess of $75,000 (such lesser sums to be paid directly to Mortgagor) will be applied as follows: Mortgagee will make the proceeds available to Mortgagor to permit repair, restoration and rebuilding the Premises and/or Improvements in accordance with plans and specifications therefor which have been submitted to Mortgagee for its prior written approval, such approval not to be unreasonably withheld. Mortgagee shall escrow such proceeds and shall require an architect's and/or engineer's certification for request of any disbursements of the proceeds stating that the proceeds are being utilized in substantial accordance with the reconstruction plans and specifications. If there shall exist excess proceeds, the excess shall be applied on account of the principal balance without prepayment premium or penalty. However, in the event that Mortgagor chooses not to repair, restore or rebuild, and Mortgagee, based upon its sole discretion reasonably exercised, determines that it is economically feasible to repair, restore or rebuild the Premises and/or Improvements the proceeds shall be applied by Mortgagee to the principal balance, and the Mortgagor shall pay the prepayment premium, if any, as described in the Note. If Mortgagee, based upon its sole discretion reasonably exercised, determines that it is not economically feasible to repair, restore or rebuild the Premises and/or Improvements whether or not Mortgagor chooses to repair, restore or rebuild the Premises and/or Improvements, such proceeds shall be applied on account of the principal balance without prepayment premium or penalty. If an Event of Default beyond the expiration of any applicable notice, grace or cure period, by Mortgagor is pending or has occurred and is continuing or if Mortgagor fails to repair, restore or rebuild the Premises and/or Improvements, Mortgagee, at its option, may apply the proceeds in any one or more of the following ways: (a) toward the obligations secured by the Note, including any prepayment premium; (b) to restoration of the Premises and/or Improvements, or
(c) to Mortgagor.

     (c) The Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 1.09 unless the Mortgagee has approved the insurance company (not to be unreasonably withheld) and the form and content of the insurance policy, including, without limitation, the naming thereon of the Mortgagee as a named insured with loss payable to the Mortgagee under a standard mortgage endorsement of the character above described.

     (d) The foregoing insurance may be written on a blanket policy.

     Section 1.10. If the Mortgagor or any party under any of the Documents shall fail to perform any of the covenants contained in this Mortgage, or any covenant contained in the Note, the assignment of leases, if any, or the other Documents beyond applicable notice and grace periods, the Mortgagee may make advances and/or disbursements to perform the same, and all sums so advanced and/or disbursed shall be a lien upon the Mortgaged Property and shall be secured hereby. The Mortgagor will repay on demand all sums so advanced and/or disbursed with interest at the Note Rate. The provisions of this Section 1.10 shall not prevent any default in the observance of any covenant contained in this Mortgage, or contained in the Note, the assignment of leases, if any, or the other Documents from constituting a default or an Event of Default.

     Section 1.11. (a) The Mortgagor will keep adequate records and books of account and will permit the Mortgagee, by its agents, accountants and attorneys, to visit and inspect the Premises and examine its records and books of account and to discuss its affairs, finances and accounts with the Mortgagor, at such reasonable times upon reasonable notice as may be requested by the Mortgagee.

     (b) The Mortgagor and each Guarantor will at its own cost and expense deliver to the Mortgagee with reasonable promptness, but in no event after 120 days after the close of their respective fiscal year during the term hereof, financial statements, a balance sheet and statement of profit and loss for Mortgagor and Guarantors and annual audited financial statements for American Tissue Corporation (prepared on an individual basis and on a consolidated basis with all of its affiliated operating entities) and an operating statement for the Premises, setting forth in each case, in comparative form, figures for the preceding year prepared by certified public accountants reasonably satisfactory to Mortgagee on a basis acceptable to Mortgagee. Such statements shall be in such form as reasonably acceptable to Mortgagee and shall contain such information as is required under generally accepted accounting principles. Throughout the term of this Mortgage, the Mortgagor with reasonable promptness will deliver to the Mortgagee such other financial information with respect to the Mortgagor, Guarantors and Premises and as the

Mortgagee may reasonably request from time to time. All financial statements of the Mortgagor shall be delivered in duplicate, and shall be accompanied by the certificate of the Mortgagor dated within five (5) days of the delivery of such statements to the Mortgagee, stating that to the best of its knowledge it knows of no Event of Default, nor of any default which after notice or lapse of time or both would constitute an Event of Default, which has occurred and is continuing, or if any such default or Event of Default has occurred or is continuing, specifying the nature and the period of existence thereof, and what action the Mortgagor has taken or proposes to take with respect thereto, and, except as otherwise specified, stating that the Mortgagor has fulfilled all its obligations under this Mortgage and the Documents which are required to be fulfilled on or prior to the date of such certificate.

     (c) The Mortgagor, within ten (10) days upon request by the Mortgagee, will furnish a written statement duly acknowledged of the amount due whether for principal or interest on this Mortgage and whether to the best of its knowledge any offsets or defenses exist against the Mortgage Amount and, if any are alleged to exist, the nature of each such offset or defense shall be set forth in full detail.

     (d) The Mortgagor, within 30 days of Mortgagee's request, will furnish a written statement duly acknowledged setting forth the monthly base rent and indicating thereon the date of and amount of each item of rent received and statements of operating income and expenses for the Mortgaged Property.

     Section 1.12. (a) The Mortgagor will not threaten, commit, permit or suffer any waste to occur on or to the Mortgaged Property, or any part thereof. The Mortgagor will, at all times, maintain the Mortgaged Property in good operating order and condition and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end. The Improvements shall not be removed or demolished, nor shall any Chattels be removed without the prior written consent of the Mortgagee, except where appropriate replacements free of superior title, liens and claims are immediately made of value at least equal to the value of the Chattels removed.

     (b) The Mortgagor will keep and maintain or cause to be kept and maintained the Mortgaged Property and the sidewalks and curbs abutting the same in good order and condition and in a rentable and tenantable state of repair and will make or cause to be made, as and when the same shall become reasonably necessary, all structural and nonstructural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen repairs, renewals and replacements necessary to that end. In the event that the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or any other casualty, or in the event of a taking of a portion of the Mortgaged Property as a result of any exercise of the power of eminent domain, the Mortgagor shall promptly restore, replace, rebuild, or alter the same as nearly as possible to the condition they were in immediately prior to such fire, other casualty or taking, and shall take such other additional actions and measures as shall be reasonably necessary to avoid any default or forfeiture under any Lease or any other applicable agreement. Although damage to or destruction of the Mortgaged Property, or any portion thereof, shall not of itself constitute a default hereunder except as otherwise provided herein, the failure of the Mortgagor to restore, replace, rebuild or alter the same, as hereinabove provided, shall constitute a default hereunder regardless of the availability of insurance proceeds or condemnation awards for such purpose.

     (c) The Mortgagor will promptly comply, or cause compliance with all present and future laws, ordinances, rules, regulations and other requirements of all governmental authorities whatsoever having jurisdiction of or with respect to the Mortgaged Property or any portion thereof or the use and occupation thereof.

     (d) The Mortgagor will not, without the prior written consent of the Mortgagee, initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance, or other public or private restrictions limiting or defining the uses which may be made of the Premises or any part thereof.

     (e) All covenants hereof shall be construed as affording to the Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of Sections 254, 271 and 272 of the Real Property Law of the State of New York or any other applicable law of any other state. If there is a conflict between any provision of this Mortgage and the provisions of Section 254 of the Real Property Law of the State of New York, the Mortgagor agrees that the applicable provision of this Mortgage shall control.

     Section 1.13. The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify the Mortgagee of the pendency of such proceedings. The Mortgagee may participate in any such proceedings and the Mortgagor from time to time will deliver to the Mortgagee all instruments requested by it to permit such participation. In the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to the Mortgagee up to the Mortgage Amount together with accrued interest, late charges and disbursements made by Mortgagor and secured by this Mortgage. The Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. In any such condemnation proceedings the Mortgagee may be represented by counsel selected by the Mortgagee but the Mortgagor may appear by its counsel to contest the amount of the condemnation award. The proceeds of any award or compensation so received shall, either be applied, without premium, to the prepayment of the Note or be paid over to the Mortgagor for restoration of the Improvements as provided under Section 1.09(b) hereof. The Mortgagee shall not be limited to the interest paid on the proceeds of any award or compensation, but shall be entitled to the payment of interest by the Mortgagor at the rates provided for herein or in the Note.

     Section 1.14. (a) The Mortgagor will not, without the prior written consent and approval of the Mortgagee in each instance, (i) execute an assignment of the rents from the Mortgaged Property or any part thereof, (ii) in any other manner impair the value of the Mortgaged Property or the security of the Mortgage. Reference is made to Section 291-(f) of the Real Property Law, with respect to the following: Mortgagor will not accept prepayments of any installments of rents to become due under such leases, except prepayments in the nature of security for the performance of the lessees thereunder, without obtaining in each instance the prior written consent of Mortgagee. Mortgagor will notify Mortgagee of the terms of any new lease or modification and will provide Mortgagee with a copy of the same within thirty (30) days of its execution.

     (b) The Mortgagor will at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases of the Premises or any part thereof now or hereafter existing, on the part of the lessor thereunder to be kept and performed and will do all things necessary to compel performance by the lessee under each lease of all obligations, covenants, and agreements by such lessee to be performed thereunder. If any of such leases provide for the giving by the lessee of certificates with respect to the status of such leases, the Mortgagor shall exercise its right to request such certificates within fifteen (15) days of any demand therefor by the Mortgagee. The Mortgagor shall promptly notify the Mortgagee of (i) the commencement of any action or proceeding by any lessee, the purpose of which shall be the cancellation of any lease or diminution or offset against the rent payable under any such lease, or (ii) the interposition by any lessee of any defense in any action or proceeding brought by the Mortgagor against such lessee, or (iii) a written notice received by the Mortgagor from any lessee claiming constructive eviction, and will cause a copy of any process, pleading or notice received by the Mortgagor in reference to any such action, defense or claim to be promptly delivered to the Mortgagee.

     (c) Intentionally deleted.

     (d) Mortgagor shall not and shall have no right to permit the holder of any subordinate mortgage or other subordinate lien, whether or not consented to by Mortgagee, to terminate any lease of all or a portion of the Premises whether or not such lease is subordinate (whether by law or the terms of such lease or a separate agreement) to the lien of this Mortgage without first obtaining the prior written consent of Mortgagee. The holder of any subordinate mortgage or other subordinate lien shall have no such right, whether by foreclosure of its mortgage or lien or otherwise, to terminate any such lease, whether or not permitted to do so by Mortgagor or as a matter of law, and any such attempt to terminate any such lease shall be ineffective and void.

     Section 1.15. The Mortgagor, which has simultaneously herewith executed an assignment of leases, rents and profits which is incorporated herein by reference, agrees to comply with the provisions thereof.

     Section 1.16. To the extent not so provided by applicable law each lease of the Premises, or any part thereof shall provide that, in the event of the enforcement by the Mortgagee of the remedies provided for by law or by this Mortgage, the lessee thereunder will, upon request of any person succeeding to the interest of the Mortgagor as a result of such enforcement, automatically become the lessee of said successor in interest, without change in the terms or other provisions of such lease, provided, however, that said successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, except prepayments in the nature of security for the performance by said lessee of its obligations under said lease, (ii) any amendment or modification of the lease made without the consent of the Mortgagee or such successor in interest, or
(iii) any work required to be done by the Mortgagor pursuant to the terms of said lease. Each such lease shall also provide that, upon request by said successor in interest, such lessee shall execute and deliver an instrument or instruments confirming such attornment.

     Section 1.17. The Mortgagor agrees that if any action or proceeding be commenced, excepting an action to foreclose this Mortgage or to collect the indebtedness hereby secured, to which action or proceeding the Mortgagee is a party by reason of the execution of this Mortgage or the Note which it secures, or in which it becomes necessary to defend or uphold the lien of this Mortgage, all sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the transaction and the rights and lien created hereby (including, without limitation, reasonable attorneys' fees) shall be paid by the Mortgagor together with interest thereon from the date of payment by the Mortgagee at the Note Rate. All such sums paid and the interest thereon shall be a lien upon the Mortgaged Property, and shall be secured hereby.

     Section 1.18. The Mortgagor agrees that in the event of the passage after the date of this Mortgage of any law deducting any lien from the value of land for the purpose of taxation, or changing in any way the laws now in force for the taxation of mortgages or debts secured by a mortgage, or the manner of the collection of any such taxes, so as to impose upon Mortgagee any tax that previously would have been payable by Mortgagor, the whole of the principal sum secured by this Mortgage, together with interest due thereon, shall at the option of the Mortgagee, without notice to any party, become immediately due and payable.

     Section 1.19. The Mortgaged Property will be provided with adequate water, sewer and other utility facilities at all times, in compliance with all applicable laws and regulations.

     Section 1.20. The Mortgagor shall not:

     (a) except as permitted herein sell, assign, lease, convey, mortgage, pledge, hypothecate, make the subject of any security interest, exchange, subdivide or permit to be divided into multiple condominium or cooperative units, or in any other manner whatsoever, transfer or encumber all or part of, or any interest in, or any of the rents derived from, or control of, the Mortgage Property, or suffer or permit any of the foregoing to occur, whether by operation of law or otherwise,

     (b) except as permitted herein, effectuate or permit a reduction in the ownership interests in Mortgagor held by any principal(s) of Mortgagor;

     (c) effectuate or permit a closing of any public or private offering of more than 50% ownership interests in Mortgagor or the Mortgaged Property;

     (d) effectuate or permit a transfer of the controlling interest in Mortgagor.

"Transfer of the controlling interest in Mortgagor" includes, without limitation, the following:

          (i) the sale, assignment, issuance, redemption, diminution or pledge, whether through a single transaction or a series of transactions, of more than 50% the direct or indirect ownership interest of or change in the principals in Mortgagor;

          (ii) the modification of any organizational documents of Mortgagor if the effect of such modification is to transfer more than 50% of the ownership or control of such entity or to limit the liability of Mortgagor;

          (iii) the dissolution or termination, whether by operation of law or otherwise, of Mortgagor;

          (iv) any other transaction or series of transactions by which any person(s) other than the principal(s) of Mortgagor obtain more than 50% ownership or control of Mortgagor or the Mortgaged Property; or

     (e) agree in writing (whether on a conditional or unconditional basis) to do any of the foregoing:

     Nothing in this Section shall, however, prohibit the entering into of leases that comply with this Mortgage, the Assignment of Leases, Rents and Profits and any other applicable Documents, or in the event Mortgagor is a cooperative apartment corporation, the transfer and mortgaging from time to time of leases(s) to individual apartment units and the appurtenant shares. This paragraph shall apply to each and every such transaction regardless of whether Mortgagee has consented to or waived by action or inaction its rights hereunder with respect to any such prior transaction.

     Further, nothing in this Section shall, however, prohibit transfers to or among members of the immediate family (spouses, children and grandchildren) of a principal or trusts created for the benefit of such family members, made in connection with born fide estate planning of such principal or a transfer of the Premises or interest in Mortgagor to an entity at least 50% owned by the existing principals of Mortgagor.

     Section 1.21. INTENTIONALLY DELETED.

     Section 1.22. The Mortgagor will promptly perform and observe, or cause to be performed or observed, all of the terms, covenants and conditions of all instruments of record affecting the Mortgaged Property, noncompliance with which shall affect the security of this Mortgage, or shall impose any duty or obligation upon the Mortgagor or any lessee or other occupant of the Mortgaged Property or any part thereof, and the Mortgagor shall do or cause to be done all things reasonably necessary to preserve intact and unimpaired any and all easements, appurtenances and other interests and rights in favor of or constituting any portion of the Mortgaged Property.

     Section 1.23. The Mortgagor will, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the Improvements and will apply the same first to the payment of the cost of the Improvements before using any part of the total of the same for any other purpose.

     Section 1.24. The Mortgagee and its authorized representatives shall have the right at all reasonable times on reasonable notice during usual business hours to enter upon and inspect all portions of the Mortgaged Property. Mortgagee shall make reasonable efforts not to interfere with Mortgagor's business during inspections.

     Section 1.25. Mortgagor represents and warrants that except as disclosed in the Phase 1 Environmental Audits copies of which have been reviewed by Mortgagee and upon the best of Mortgagor's knowledge after due inquiry and investigation:
(i) (1) there has been no release, discharge or deposit of a Hazardous Substance as defined (a) by either Section 9601(14) of Title 42 of the United States Code, (including, but not limited to urea formaldehyde foam insulation, asbestos in any form, di-electric fluids containing more than 50 ppm of polychlorinated biphynls) or (b) by any environmentally related statute enacted by the State of New York; or any other material hazardous to the health and safety of users of Premises or those properties adjacent thereto (collectively called "Hazardous Substances"); (2) Premises are not subject to any order prohibiting such release, discharge or deposit of or directing cleanup of or, payment of cleanup costs of Hazardous Substance issued by any governmental agency; (3) Premises are in full compliance with all laws and governmental regulations governing Hazardous Substances.

     (ii) The Mortgagor covenants that the Mortgaged Property will be kept free of Hazardous Substances during the term of this Mortgage and that if a release occurs or there is reasonable cause therefor Mortgagor, will periodically conduct such tests and investigations for the presence of Hazardous Substances using such engineers, or other experts, as Mortgagee may reasonably request, except that Mortgagor shall be permitted to maintain products containing Hazardous Substances, provided that they are handled and maintain in accordance with applicable Environmental Laws.

     (iii) Mortgagor has no knowledge of, and has received no notice of, any litigation, administrative enforcement or regulatory actions or proceedings, or any inquiry by any governmental authority, against Mortgagor or any other person, nor has any settlement been reached by or with any party or parties, public or private, alleging the presence or threatened presence of any Hazardous Substances or the violation of any Hazardous Substances laws on, from, under or in any portion of the Premises.

     (iv) Mortgagor has obtained all certificates, permits, licenses, approvals and authorizations necessary for the lawful construction, occupancy, use and operation of the Premises and Improvements for the purposes for which they are currently being used, including, but not limited to, any certificates, permits, licenses, approvals and authorizations required by any federal, state, county, regional or local authority whose jurisdiction includes, in whole or in part, environmental protection or matters pertaining to health, safety and welfare. Mortgagor has no knowledge of, and has received no notice of, any litigation or other regulatory, administrative, judicial or legal proceeds which
(i) challenge the issuance of any of the certificates, permits, licenses, approvals and authorizations obtained for the Premises and Improvements, or (ii) allege non-compliance by Mortgagor or the Premises and Improvements with any law, regulation, rule or ordinance which has a material effect on the operation, occupancy, leasing or use of the Premises and Improvements for the purposes for which they are currently being used.

     (v) Each tenant of the Premises has obtained all certificates, permits, licenses, approvals and authorizations necessary for the lawful occupancy, use and operation of its demised premises for the purposes for which it is currently being used, including, but not limited to, any certificates, permits, licenses, approvals and authorizations required by any federal, state, county, regional or local authority whose jurisdiction includes, in whole or in part, environmental protection or matters pertaining to health, safety and welfare. Mortgagor has no knowledge of, and has received no notice of, any litigation or other regulatory, administrative, judicial or legal proceedings which (i) challenge the issuance of any of the certificates, permits, licenses, approvals and authorizations obtained by a tenant for its demised premises with any law, regulation, rule or ordinance which has a material effect on the operation, occupancy, leasing or use of the demised premises for the purposes for which it is currently being used.

     (vi) Except as to any septic system at the Premises, no waste or waste waters have been, or are being, treated, stored or disposed of on the Premises, and no threatened damage to the environment (including, but not limited to, ambient, air, surface water, groundwater, land surface and subsurface) exists at the Premises.

     (vii) No emission of air contaminants or pollutants has emanated or is emanating from the Premises.

     (viii) All surface water drains servicing the Premises have been constructed in accordance with all applicable laws and ordinances and have been properly connected to public or private storm or sanitary sewer lines which either dispose of such water on site or carry such water off the Premises, and such connection has been approved by all necessary parties and governmental authorities.

     (ix) All garbage, trash and other solid waste from or relating to the Premises are and will be collected on a regular basis by the local municipality or an independent commercial waste disposal company.

     (x) Mortgagor shall keep and maintain the Premises in compliance with any and all laws relating to Hazardous Substances and all other federal, state and local laws, ordinances and regulations relating to industrial hygiene or to the environmental conditions on, under or about the Premises. Mortgagor shall not permit Hazardous Substances use at, to, from, in, under or about the Premises other than as permitted under paragraph (ii) of this Section. Mortgagor shall institute and implement diligently a program designed to cause all of its tenants and all of

Mortgagor's and its tenants' employees, agents, contractors and subcontractors and any other person lawfully occupying or present on the Premises to comply with all laws relating to Hazardous Substances. Mortgagor shall enforce all rights and remedies available to it under the leases of the Premises, under applicable laws relating to Hazardous Substances and under all other applicable laws, ordinances, rules, regulations and others (including, but not limited to, under common law principles for liability resulting from nuisance, negligence, strict liability in tort and waste) which provide a cause of action or other basis for recovery of damages, for indemnification, for the disclosure of information, or for injunctive relief, in the event of Hazardous Substances use or other activities which do or may result in any loss of value of, lost use of or other loss, damage or waste to the Premises.

     (xi) Mortgagor shall immediately notify Mortgagee in writing of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions, or litigation (whether public or private) relating to the Premises instituted, contemplated or threatened pursuant to any Hazardous Substances laws or common law principles, and of any notices received by Mortgagor with respect to the foregoing; (ii) Mortgagor's discovery of any claim made or threatened by any third party or governmental agency against Mortgagor or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Substances (the matters set forth in (i) and (ii) of this subparagraph are hereinafter collectively referred to as "Hazardous Materials Claims"). Mortgagor shall immediately deliver to Mortgagee copies of all notices and legal documents relating to Hazardous Materials Claims. Mortgagee shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys' fees in connection therewith paid by Mortgagor.

     (xii) Subject to Mortgagor's right to consent in good faith and diligently prosecute such contest, Mortgagor shall promptly comply, at Mortgagor's sole cost and expense, with all requirements of any federal, state, county, local or regional authority or court decree or order, as to the removal, treatment, cleanup, disposal or regulation of Hazardous Substances and shall provide Mortgagee with satisfactory evidence of such compliance. Mortgagor shall provide Mortgagee with a bond, letter of credit or similar financial assurance evidencing to Mortgagee's reasonable satisfaction that the necessary funds are available to pay the cost of compliance with such requirements of any federal, State, county, local or regional authority or court decree or order.

     (xiii) Mortgagor shall not cause or suffer any liens to be recorded against the Premises as a consequence of, or in any way related to, the presence or disposal of Hazardous Substances in or about the Premises, including but not limited to any federal, state or local so-called "Superfund" lien relating to such matters.

     (xiv) Mortgagor at all times shall defend, indemnify and hold Mortgagee harmless from and against any and all liabilities (including strict liability), suits, causes of action, damages to property or individuals, claims, demands, penalties, fines, damages (including but not limited to interest, penalties, fines and monetary sanctions), losses, costs and expenses (including but not limited to reasonable attorneys' fees and expenses), and remediation and cleanup costs (collectively "Liabilities") that may now or in the future be incurred or suffered by Mortgagee because of, resulting from, in connection with or arising in any manner whatsoever out of the breach of any warranty or covenant, or the inaccuracy of any representation of Mortgagor contained or referred to in this Section or that may be asserted as a direct or indirect result of the presence of any Hazardous Substances on, in or under the Premises, or any Hazardous Substances use on, at or from the Premises. Such Liabilities shall also include, without limitation: (i) injury to or death of any person; (ii) damage to or loss of the use of any property; (iii) the cost of any demolition and rebuilding of any improvements on the Premises, repair or remediation and the preparation for and completion of any activity required by any federal, state, local, county or regional authority or court order or decree; (iv) any lawsuit brought or threatened, good faith settlement reached, or governmental order relating to the presence, disposal, release or threatened release of any and (v) the imposition and removal of any lien on the Premises arising from the activity of Mortgagor or Mortgagor's predecessors in interest on the Premises or from the existence of Hazardous Substances upon the Premises or Hazardous Substances use at, on or upon the Premises, or the violation of any Environmental Law. Any amounts expended by Mortgagee in connection with any Liabilities, together with interest thereon at the Default Rate shall be secured by this Mortgage and shall have the same priority of collection as the principal indebtedness secured hereby until Mortgagor reimburses Mortgagee pursuant to this indemnity.

     (xv) Notwithstanding anything to the contrary set forth in this section or elsewhere in this Mortgage, this covenant to defend, indemnify and hold Mortgagee harmless shall survive repayment of all indebtedness secured by this Mortgage, transfer of the Premises by Mortgagor (including but not limited to foreclosure sale of the Premises or delivery of a deed in lieu of foreclosure) and assignment, assumption, modification, amendment, cancellation, release, termination of discharge of the Note, and shall not be subject to any anti-deficiency laws.

     The Mortgagee, for itself, its employees, agents, officers and trustees, hereby expressly agrees and acknowledges that the indemnification, defend, protect and hold harmless provisions contained in this Mortgage are limited to those conditions existing on or prior to the earlier of (i) acquisition of title to the Premises by Mortgagee, its successors or assigns (ii) Mortgagee, its successors or assigns becoming a mortgagee in possession or (iii) the appointment of a receiver, and in no event shall any indemnification, defend, protect or hold harmless provision extend to or include the willful misconduct or negligence of Mortgagee, its successors, assigns, employees, officers and trustees. Anything in this Mortgage or the Documents to the contrary notwithstanding, Mortgagor, except for the obligation to defend itself in the event Mortgagor is named in any action, shall have liability to indemnify Mortgagee for any environmental conditions or events on the Premises occurring:
(i) after Mortgagor's payment of the loan in full and the discharge of record of the Documents; or, (ii) after the date on which Mortgagor, with the consent of or as a result of the actions of Mortgagee, no longer has fee title to the Premises; or, (iii) during any period in which Mortgagor, with the consent of or as a result of the actions of Mortgagee, does not have possession and control of the Premises.

     (xvi) Notwithstanding anything to the contrary set forth in this section or elsewhere in this Mortgage, any information provided to Mortgagee hereunder is to allow Mortgagee to protect Mortgagee's security interest in the Premises and is not intended to create any obligations upon Mortgagee with respect to the operation or ownership of the Premises. Any rights, authority or approvals granted to Mortgagee by Mortgagor or actions taken by Mortgagee under this section are solely to protect Mortgagee's security interest in the Premises and are not intended to create any obligations upon Mortgagee with respect to the operation or ownership of the Premises.

     (xvii) Mortgagor hereby grants to Mortgagee a permanent license for ingress, egress and inspection for the purpose of entering upon the Premises for making such inspections and tests as Mortgagee may deem reasonably necessary to determine whether there is compliance with all environmental laws and regulations, including those pertaining to wetlands subject to Paragraph XVIII and reasonable notice to Mortgagor. Mortgagee shall make reasonable efforts to not interfere with Mortgagor's business during inspections.

     (xviii) Mortgagee may retain, at Mortgagor's sole cost and expense, an environmental engineer or consultant (the "Engineer") to conduct such investigations and tests as provided under subsection (xvii) above. The engineer shall deliver the results of investigations and tests to Mortgagor and to Mortgagee. Such results shall be kept confidential by both Mortgagor and Mortgagee unless Mortgagee is legally compelled or required to disclose such results or disclosure is reasonably required in order to pursue rights or remedies provided herein or at law. Mortgagor shall promptly pay the cost of such investigations and tests upon receipt of the Engineer's bill therefor. If Mortgagor fails to pay said bills, Mortgagee may pay such bill, and until reimbursed by Mortgagor, the amount of said payment shall be secured by this Mortgage and shall accrue interest at the Default Rate until the date paid. Notwithstanding the foregoing Mortgagee shall not require tests or investigations unless a release occurs or there is other reasonable cause for such investigations or testing.

     The Mortgagor unconditionally agrees that should the representations and warranties made under this Section 1.25 be untrue, or should the Mortgagor breach any provision of the Environmental Certificate and Indemnity Agreement between Mortgagor and Mortgagee of even date herewith or should Mortgagor breach the obligation not to release, discharge or deposit Hazardous Substances on the Premises, Mortgagor will unconditionally indemnify and bold Mortgagee harmless from and on account of any claim, judgment, cleanup order, or related expenses (including but not limited to reasonable attorneys' fees and disbursements incurred by Mortgagee in defending any action, judgment or cleanup order) in connection with any release, discharge or deposit of any Hazardous Substances.

     Section 1.26. The Mortgagor affirms that, to the best of its knowledge, all information, reports, papers and data given to Mortgagee with respect to any of the Premises or Mortgagor are accurate in all material respects, and there has been no material adverse change in any condition or fact stated therein.

                                   ARTICLE II

                         EVENTS OF DEFAULT AND REMEDIES

     Section 2.01. If one or more of the following Events of Default shall happen, that is to say:

          (a) if (i) a default shall be made in the payment of any interest on the Note, when and as the same shall become due and payable, and such default shall have continued for a period of fifteen (15) days after written notice, or (ii) default shall be made in any payment of the principal on the Note, when and as the same shall become due and payable, and such default shall have continued for a period of fifteen (15) days after written notice (whether at maturity or by acceleration or otherwise), in each case, as in the Note and this Mortgage provided or, (iii) default shall be made in the payment of any tax required by Section 1.07 to be paid and said default shall have continued for a period of fifteen (15) days after written notice, or (iv) default shall be made in the due observance or performance of any covenant or agreement on the part of the Mortgagor contained in Sections 1.01. 1.14, 1.22, 1.25 or 3.11 hereof (for the purposes of this clause, and for subparagraph (b) below, if any representation made in Sections 1.01 and 1.25 shall be incorrect, it shall be deemed to be a default) and such default shall have continued for a period of more than thirty (30) days after written notice; or

          (b) if default shall be made in the due observance or performance of any other covenant or agreement on the part of the Mortgagor contained herein and such default shall have continued for a period of thirty (30) days after written notice thereof shall have been given to the Mortgagor by the Mortgagee or if such default is by its nature not susceptible of curing within such thirty (30) day period if Mortgagor does not commence curing the default within such period and diligently pursues such curing to conclusion; or

          (c) if default shall be made in the due observance or performance of the covenants or agreements on the part of the Mortgagor contained in Sections 1.09 or 1.20 hereof, which shall be unremedied for a period of more than twenty (20) days after written notice; or

          (d) if any other Event of Default shall occur under the Note or the Documents not specifically referred to above, or if any such Documents shall not contain "Events of Default" and default shall be made in the due observance, performance or fulfillment of any other covenant or condition on the part of the Mortgagor or borrower contained in any such Document, and such default shall have continued for a period of thirty (30) days after written notice or if such default is by its nature not susceptible of curing within such thirty (30) day period if Mortgagor does not commence curing the default within such period and diligently pursues such curing to conclusion; or

          (e) if any proceedings are commenced for the condemnation of any part of the Mortgaged Premises, which condemnation would have, in the reasonable opinion of the Mortgagee, a material adverse effect on the value of the remaining security hereunder; or

          (f) If Mortgagor fails to maintain for the Premises an annual operating cash flow (prior to taxes, non-cash charges and debt service) in an amount sufficient to provide an annual debt service coverage ratio at least 1.20X as determined under generally accepted accounting principles.

          (g) if any easement over, across or under or otherwise affecting the Mortgaged Property or any portion thereof shall be granted without the Mortgagee's prior written consent (not to be unreasonably withheld); or

          (h) if there occur any other event, which if unremedied, would require a material change in the survey delivered to Mortgagee at time of closing; or

          (i) if the holder of or any lien or encumbrance on the Mortgaged Property, or any part thereof, institutes foreclosure or other proceedings for the enforcement of its remedies thereunder, which foreclosure or other proceedings are not discharged (without affecting the Mortgaged Property) or bonded within thirty (30) days from the institution thereof (this subsection (i) shall not be construed to imply that the Mortgagee consents to any junior lien or encumbrance); or

          (j) if Mortgagor or any Guarantor shall:

               (i) default in respect of payment of interest ("basic or default") or principal all after applicable notice and grace period;

               (ii) declare voluntary insolvency, as defined in the Bankruptcy Code, as amended;

               (iii) assign their assets for the benefit of creditors;

               (iv) appoint a committee of any creditors or liquidating agent;

               (v) offer to or receive from any creditors a composition or extension of any of their indebtedness;

               (vi) grant a security interest or mortgage in any property pledged or mortgaged pursuant to this Mortgage;

               (vii) suspend, wholly or partially, or liquidate their usual business;

               (viii) die (but only if both Guarantors die) or dissolve, if a partnership or corporation;

               (ix) fail to pay or discharge or bond any mechanic's lien filed against Premises within sixty (60) days of the date filed;

          and such default shall have continued for a period of fifteen (15) days (120 days if due to the death of both Guarantors) after written notice shall have been given to the Mortgagor by the Mortgagee; or

          (k) if with respect to Mortgagor or any Guarantor there has been:

               (i) commenced of any involuntary proceeding, suit or action (at law, or in equity, or under any of the provisions of any Bankruptcy Code or amendments thereto, or any other insolvency act or law, state or federal, now or hereafter existing) for adjudication as a bankrupt, reorganization, composition, extension, arrangement, wage earners' plan, receivership, liquidation, dissolution which is not dismissed within ninety (90) days from the date initiated, or any similar proceeding, initiated by or against it;

               (ii) made an application by any of them for the appointment, or the appointment in any jurisdiction, at law or in equity, of any receiver, conservator, rehabilitator or similar officer or committee of, or of the property of, any of them;

               (iii) Made any tax assessment by the United States or any state not discharged within thirty (30) days;

               (iv) entered a judgment in excess of $250,000 against or issuance of an order of attachment or an injunction against any of the property of any of them not satisfied or discharged within thirty (30) days;

     Then in any such event,

     I. The Mortgagee may declare the entire principal of the Note then outstanding (if not then due and payable), and all accrued and unpaid interest thereon, to be due and payable immediately, and upon any such declaration the principal of the Note and said accrued and unpaid interest shall become and be immediately due and payable, anything in the Note or in this Mortgage to the contrary notwithstanding;

     II. The Mortgagee personally, or by its agents or attorneys, may enter into and upon all or any part of the Premises and each and every part thereof; and having and holding the same, may use, operate, manage and control the Premises or any part thereof and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, the Mortgagee, at the expense of the Mortgagor, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid, may complete the construction of the Improvements and in the course of such completion may make such changes in the contemplated Improvements as it may deem desirable and may insure the same; and likewise, from time to time, at the expense of the Mortgagor, the Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may seem advisable; and in every such case the Mortgagee shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of the Mortgagor with respect thereto either in the name of the Mortgagor or otherwise as it shall deem best; and the Mortgagee shall be entitled to collect and receive all gross receipts, earnings, revenues, rents, issues, profits and income of the Mortgaged Property and every part thereof, all of which shall for all purposes constitute property of the Mortgagee; and after deducting the reasonable expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvement and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation for the services of the Mortgagee and for all attorneys, counsel, agents, clerks, servants and other employees by it properly engaged and employed, the Mortgagee may apply the monies arising as aforesaid in such manner and at such times as the Mortgagee shall determine in its discretion to the payment of the indebtedness secured hereby and the interest thereon, when and as the same shall become payable and/or to the payment of any other sums required to be paid by the Mortgagor under this Mortgage or the Documents; and

     II. The Mortgagee, with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

          (i) institute proceedings for the complete or partial foreclosure of this Mortgage; or

          (ii) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, this Mortgage, or the other Documents or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as the Mortgagee shall elect.

     Section 2.02. (a) The Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, the Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

     (b) Upon the completion of any sale or sales made by the Mortgagee under or by virtue of this Article II, the Mortgagee, or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Nevertheless, the Mortgagor, if so requested by the Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to the Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Mortgagee, for the purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in and to the properties, interests and rights so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Mortgagor.

     (c) In the event of any sale made under or by virtue of this Article II, the entire principal of, and interest on, the Note, if not previously due and payable, and all other sums required to be paid by the Mortgagor pursuant to this Mortgage, immediately thereupon shall, anything in the Note or in this Mortgage to the contrary notwithstanding, become due and payable.

     (d) The purchase money, proceeds or avails of any sale made under or by virtue of this Article II, together with any other sums which then may be held by the Mortgagee under this Mortgage, whether under the provisions of this
Article II or otherwise, shall be applied as follows:

          First: To the payment of the costs and expenses of such sale, and of any judicial proceedings wherein the same may be made, including reasonable compensation to the Mortgagee, its agents and attorneys, and of all expenses, liabilities and advances made or incurred by the Mortgagee under this Mortgage, together with interest at the Default Rate on all advances made by the Mortgagee and all taxes or assessments paid by Mortgagee except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

          Second: To the payment of the whole amount then due, owing or unpaid upon the Note for interest and any balance remaining to be applied to principal, with interest on the unpaid principal calculated at the Default Rate from and after the happening of any default and expiration of the applicable grace period described in clause (a)(i), (ii) or (iii) of
     Section 2.01 from the due date of any such payment of principal until the same is paid.

          Third: To the payment of any other sums required to be paid by the Mortgagor pursuant to any provision of this Mortgage, of the Note, or of the other Documents, all with interest at the Default Rate, from the date such sums were or are required to be paid under this Mortgage, the Note or the other Documents.

          Fourth: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

     (e) Upon any sale made under or by virtue of this Article II, by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness of the Mortgagor secured by this Mortgage the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Mortgagee is authorized to deduct under this Mortgage.

     Section 2.03. (a) In case an Event of Default beyond the expiration of any applicable notice, grace and cure periods described in this Article II shall have happened, then, upon written demand of the Mortgagee, the Mortgagor will pay to the Mortgagee the whole amount which then shall have become due and payable on the Note, for principal and interest or both, as the case may be, and after the happening of said Event of Default will also pay to the Mortgagee interest at the Default Rate on the then unpaid principal of the Note, and the sums required to be paid by the Mortgagor pursuant to any provision of this Mortgage and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Mortgagee's agents, and attorneys and any expenses incurred by the Mortgagee hereunder. In the event the Mortgagor shall fail forthwith to pay such amounts upon such demand, the Mortgagee shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree and may enforce any such judgment or final decree against the Mortgagor and collect out of the property of the Mortgagor wherever situated, as well as out of the Mortgaged Property, in any manner provided by law, monies adjudged or decreed to be payable with interest thereon at the Default Rate.

     (b) The Mortgagee shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Mortgage or any guarantee executed by any Guarantor and the right of the Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Mortgage, or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Property or any part thereof and of the application of the proceeds of sale, as in this Mortgage provided, to the payment of the indebtedness hereby secured, the Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Note, and to enforce payment of all other charges, payments and costs due under this Mortgage, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest thereon at the Default Rate. In case of proceedings against the Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, then the Mortgagee shall be entitled to prove the whole amount of principal and interest due upon the Note to the full amount thereof, and all other payments, charges and costs due under this Mortgage, provided, however, that in no case shall the Mortgagee receive a greater amount than such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Mortgaged Property or any part thereof and the distribution from the estate of the Mortgagor.

     (c) No recovery of any judgment by the Mortgagee and no levy of any execution under any judgment upon the Mortgaged Property or upon any other property of the Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property for the full outstanding amount thereof or any part thereof, or any liens, rights, powers or remedies of the Mortgagee hereunder, but such liens, rights, powers and remedies of the Mortgagee shall continue unimpaired as before.

     (d) Any monies thus collected by the Mortgagee under this Section 2.03 shall be applied by the Mortgagee in accordance with the provisions of paragraph
(d) of Section 2.02.

     Section 2.04. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by the Mortgagee to obtain judgment for the principal of, or interest on, the Note and other sums required to be paid by the Mortgagor pursuant to any provisions of this Mortgage, or of the Documents, or of any nature in aid of the enforcement of the Note or of this Mortgage, the Mortgagor does hereby consent to the appointment of a receiver or receivers of the Mortgaged Property or any part thereof or any business or businesses conducted thereon and of all the earnings, revenues, rents, issues, profits and income thereof. After the happening of any Event of Default, or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of the Mortgagee, the Mortgagee shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the Mortgage indebtedness, forthwith either before or after declaring the unpaid principal of the Note to be due and payable, to the appointment of such receiver or receivers.

     Section 2.05. Notwithstanding the appointment of any receiver, liquidator or trustee of the Mortgagor, or of any of its property, or of the Mortgaged Property or any part thereof, the Mortgagee shall be entitled to retain possession and control of all property now or hereafter held under this Mortgage.

     Section 2.06. No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any such rights or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein; and every power and remedy given by this Mortgage to the Mortgagee may be exercised from time to time as often as may be deemed expedient by the Mortgagee. Nothing in this Mortgage or in the Note shall affect the obligation of the Mortgagor to pay the principal of, and interest on, the Note in the manner and at the time and place therein respectively expressed.

     Section 2.07. Neither the Mortgagor or any Guarantor will at any time insist upon, or plead, or in any manner whatsoever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage or any guarantee, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment, or order of any court of competent jurisdiction, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Mortgagor and any Guarantors, for themselves respectively and all who may claim under either of them, waive, to the extent that they lawfully may, all right to have the Mortgaged Property or any part thereof marshaled upon any foreclosure hereof.

     Section 2.08. During the continuance of any Event of Default the Mortgagor agrees to pay the fair and reasonable rental value for the use and occupancy of the Premises or any portion thereof which are in its possession for such period and, upon default of any such payment, will vacate and surrender possession of the Premises to the Mortgagee or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of the premises for nonpayment of rent, however designated.

                                   ARTICLE III

                                  MISCELLANEOUS

     Section 3.01. All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of the Mortgagor and the successors and assigns of the Mortgagee. If there be more than one mortgagor, the covenants and warranties hereof shall be joint and several. As used herein, the singular shall include the plural as the context requires.

     Section 3.02. In the event any one or more of the provisions contained in this Mortgage or in the Note or in any of the other Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of the Mortgagee, not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such invalid illegal or unenforceable provision had never been contained herein or therein.

     Section 3.03. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally or sent by registered or certified mail to any party hereto at its titles address above stated, in the case of the Mortgagee, The Roslyn Savings Bank Attention: Commercial Real Estate Department, with a copy sent to Payne, Wood & Littlejohn, 290 Broad Hollow Road, Melville, New York 11747, Attention:
Alan C. Polacek, Esq., and in the case of Mortgagor, Attention: Mr. Nourollah Elghanayan, with a copy sent to Mandel & Resnik, P.C. at 220 East 42nd Street, New York, New York 10017 Attn: Nicholas J. Kaiser, Esq. or at such other address of which it shall have notified the party giving such notice in writing. Any written notice sent by registered or certified mail shall be deemed to have been served two (2) business days after the date it was mailed in accordance with the foregoing provisions. Any notice given by an attorney representing the Mortgagee or Mortgagor shall constitute notice by such party if such attorney is in fact, authorized to act on behalf of such party.

     Section 3.04. Whenever in this Mortgage the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person or persons entitled to receive such notice.

     Section 3.05. This Mortgage, and any instruments made in connection herewith, may be assigned by the Mortgagee without notice to, or the consent of, the Mortgagor or any other party.

     Section 3.06. The information set forth on the cover hereof is hereby incorporated herein.

     Section 3.07. The Default Rate provided for herein shall continue to accrue and be paid on any amount to which the Default Rate is applied until said amount is paid in full.

     Section 3.08. This Mortgage shall be construed and enforced according to the laws of the State of New York.

     Section 3.09. Neither this Mortgage nor any provision hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the Mortgagee.

     Section 3.10. This Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code with respect to the fixtures and items of personal property referred to in this Mortgage, and with respect to all replacements thereof, substitutions therefor or additions thereto together with Mortgagor's interest in subdivision maps, surveys, building permits, engineering and architectural plans and studies, building materials, work in progress and the like (all of such items sometimes herein referred to as the "Collateral"), and that a security interest shall attach thereto for the benefit of the Mortgagee to secure the payment and performance of the Mortgagor's obligations under the Note beyond the expiration of any notice, grace or cure periods, this Mortgage, and any Documents executed in connection therewith. The Mortgagor hereby authorizes the Mortgagee to file continuation financing statements without the signature of the Mortgagor whenever lawful; otherwise the Mortgagor agrees to execute such financing and continuation statements as the Mortgagee may request In the event of a default under the Note, this Mortgage, or any Documents executed in connection therewith, the Mortgagee may, in addition to all other rights or remedies it may have in such event, exercise any right or remedy with respect to the Collateral which it may have as a Secured Party under the provisions of the Uniform Commercial Code or otherwise, including, without limitation, Section 9-501(4) of the Uniform Commercial Code, and shall have the option of proceeding as both real and personal property in accordance with its rights and remedies in respect of real property, in which event the default provisions of the Uniform Commercial Code shall not apply. The parties agree that in the event the Mortgagee elects to proceed with respect to the Collateral separately from the real property, ten (10) days notice of the sale of the Collateral shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Mortgagee shall include, but not be limited to, reasonable attorneys' fees and legal expenses incurred by the Mortgagee. The Mortgagor agrees that, without the written consent of the Mortgagee, the Mortgagor will not remove or permit to be removed from the Mortgaged Property any of the Collateral except either for replacement by items of substantially the same utility and value or temporarily for repair. All replacements, renewals and additions to the Collateral shall be and become immediately subject to the security interest of this Mortgage and this agreement and be covered thereby. The Mortgagor shall, from time to time on request of the Mortgagee, deliver to such Mortgagee an inventory of the Collateral in reasonable detail. This Mortgage shall be deemed to be a Security Agreement pursuant to the Uniform Commercial Code of the State in which the Mortgaged Property or any part thereof is located.

     Section 3.11. (a) The Mortgagor represents and warrants to the Mortgagee that the Premises do not comprise property identified by the Secretary of Housing and Urban Development as an area having special flood hazards, or to the contrary, that the Premises have been so identified but that the Premises has been insured under the National Flood Insurance Act of 1968, as amended by Flood Disaster Protection Act of 1973.

     (b) The Mortgagor covenants and warrants that if the Premises are so identified by the Secretary of Housing and Urban Development as having special flood hazards, it will keep the Premises insured against loss by flood hazards in an amount at least equal to the outstanding principal balance of the Note secured by this Mortgage, or to the maximum limit of coverage made available with respect to the particular type of property under the National Flood Insurance Act of 1968, as amended by the Flood Disaster Protection Act of 1973, whichever is less.

     Section 3.12. Wherever "attorneys' or counsel fees" are referred to herein, it shall include such fees whether incurred out of court or in litigation, including, without limitation, appeals and bankruptcy proceedings.

     Section 3.13. Whenever reference is made in this Mortgage to a lease, lessee, tenancy or tenant, such reference shall be deemed to include a sublease, sublessee, subtenancy or subtenant, as the case may be.

     Section 3.14. In the event the Mortgagee exercises its right to accelerate all or any part of this obligation or in the event that other charges or fees may, according to applicable law, be construed to be interest, thereby causing the interest rate herein to exceed the maximum rate permitted by applicable laws, then and in either of those events, such interest shall be recalculated and any excess over the maximum interest permitted by said laws shall be credited to the then outstanding principal balance to reduce said balance by that amount. It is the intent of the parties hereto that the Mortgagor, under no circumstances, shall be required to pay, nor shall the Mortgagee be entitled to collect, any interest which is in excess of maximum legal rate permitted under applicable laws or the interest rates stated in the Documents, whichever is less.

     Section 3.15. Except as otherwise provided in this Mortgage concerning transfers if the Mortgagor shall sell, transfer, or otherwise dispose of the Mortgaged Property, or any part thereof without the prior consent in writing of the Mortgagee, the Mortgagee may, at its option, declare the entire indebtedness hereby secured to be immediately due and payable, with notice to the Mortgagor and upon such declaration the entire indebtedness hereby secured shall be immediately due and payable, anything herein or in any bond, note or obligation of the Mortgagor to the contrary notwithstanding.

     Section 3.16. If the payment of the mortgage indebtedness is now or hereafter further secured by assignments of leases or rentals, security agreements, financing statements, mortgages, collateral assignments, pledges, contracts of guaranty, letters of credit or other additional security documents, any default past applicable grace periods under the provisions of any such further security documents shall constitute and be a default under this Mortgage, and the Mortgagee may, at its option, exhaust any one or more of the said security documents and the security thereunder as well as the Mortgaged Property covered by this Mortgage either concurrently or independently and in such other and further manner as the Mortgagee may elect, and Mortgagee may apply the proceeds received therefrom upon the Mortgage indebtedness without waiving or affecting Mortgagee's rights and remedies under this Mortgage exercised hereunder or whether contained or exercised under any other such security documents.

     Section 3.17. Nothing herein, nor any transaction related hereto, shall be construed or so operate as to require Mortgagor to pay interest at a greater rate than shall be lawful. Should any interest or other charges paid by Mortgagor in connection with the loan evidenced by the Note result in the computation or earning of interest in excess of the maximum legal rate of interest which is legally permitted under the laws of the State of New York or, if applicable, the laws of the United States of America, after taking into account all provisions of the Note and the Loan Documents, then any and all such excess shall be, and the same is hereby waived by the Mortgagee, and any and all such excess shall be automatically credited against and in reduction of the balance due under the indebtedness secured hereby and any portion which exceeds the balance due under the Note and secured hereby shall be paid by the Mortgagee to the Mortgagor. At the maturity of the Note secured hereby (or prior thereto, in the event of any permitted prepayment, or if the Mortgagee accelerates payment thereof), if the total amount of interest paid, including any service fee and any other charge upon the principal, exceeds the maximum legal contract rate permitted by law, such interest shall be recomputed and any such excess shall be credited to principal or returned to Mortgagor.

     Section 3.18. Nothing contained herein shall create any joint venture, partnership, agency or trust arrangement between Mortgagor and Mortgagee.

     Section 3.19. At reasonable intervals after an Event of Default, but not more frequently than once during each 12 month period, the Mortgagee may order a re-appraisal of the Premises by an independent appraiser of its selection, or by a Mortgagee employee, and Mortgagor agrees to allow access to the Premises to such independent appraiser or Mortgagee employee, and in the case of an independent appraiser, to pay to the Mortgagee, within 30 days of billing, such appraiser's reasonable fee and expenses.

     Section 3.20. This Mortgage secures the Note and all amendments, replacements, substitutions and extensions thereof.

     Section 3.21. The Mortgagee agrees to provide to the Mortgagor partial releases (or a final release upon full payment of the Note) from the lien of this Mortgage in accordance with and subject to the following conditions:

     A. From time to time, Mortgagor may sell one or more parcels of real property ("Released Collateral") which comprise part of the Mortgaged Property without Mortgagee's consent upon prepayment of the Note in any amount equal to 120% of the product of the then outstanding principal balance of the Note multiplied by a fraction the numerator of which is the appraised value of the Released Collateral and the denominator of which is the appraised value of the Mortgaged Property. Notwithstanding anything to the contrary contained herein, such prepayment shall be allowed without a prepayment fee. Simultaneous with such prepayment, Mortgagee will (i) assign on a nonrecourse basis to the person designated by Mortgagor the principal amount of Mortgagee's Mortgage allocable to the Released Collateral as determined in the immediately preceding sentence provided Mortgagor pays Mortgagee's reasonable attorney's fees for preparation of the assignment documents (ii) release and terminate the Assignment of Leases, Rents and Profits relating to the Released Collateral, (iii) release and terminate all UCC-1 financing statements relating to the Released Collateral,
(iv) release the Borrower entity which is the fee owner of the Released Collateral from its obligations under the Note, Mortgage and Environmental Certificate and Indemnity Agreement and (v) execute such other documents as may be reasonably requested to evidence and effectuate Mortgagee's release of its liens on the Released Collateral.

     B. If the release requested is for a street or separate drainage area or common area not in a building lot or for an easement for drainage or drainage facilities a release shall be provided without any payment by the Mortgagor provided a deed or easement of dedication to a municipality is then required;

     C. No parcel to be released shall be less than the whole of a legal zoning lot, street or drainage area;

     D. No release shall be delivered while the Note or any provision of this Mortgage is in default beyond the expiration of any applicable notice, grace and cure periods;

     E. All consideration received for releases shall be credited to interest on the Note and reduction of the principal balance of the Mortgage;

     F. Each release requested shall be accompanied by a certified description from a title company and a guaranteed survey of the portion of such parcel, if any, remaining subject to this

Mortgage;

     G. The releases shall be in statutory form and shall be recorded by and at the expense of the Mortgagor.

     Section 3.22. INTENTIONALLY DELETED.

     Section 3.23. The covenants contained in this Mortgage shall run with the land and bind the Mortgagor, his successors and assigns and be superior to the claims of all subsequent owners, encumbrancers, tenants and subtenants of the Premises, and shall enure to the benefit of the Mortgagee, the personal representatives, successors and assigns of the Mortgagee and all subsequent holders of this Mortgage.

     Section 3.24. The parties hereto, for and on behalf of themselves and their successors in interest, agree that should any agreement be hereafter entered into modifying or changing the terms of this Mortgage in any particular, the rights of the parties to such agreement shall, pursuant to the terms thereof, be superior to the rights of the holder of any subordinate lien.

     Section 3.25. Mortgagor covenants and warrants that:

          (a) Mortgagor will not use the assets of an employee benefits plan, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as now or hereafter amended ("ERISA"), in the exercise of any of its obligations or right specified herein or in the Note or in any other instrument which may be held by Mortgagee as evidence of or security for the obligations secured or in the performance of any transaction contemplated hereunder or under the Note or under any other instrument which may be held by Mortgagee as additional security for the Note;

          (b) The Mortgaged Premises do not, and without the written consent of Mortgagee will not, constitute an asset of such an employee benefit plan; and

          (c) Mortgagor will not sell, convey or transfer the Mortgaged Premises to a person or entity which could not satisfy the undertakings set forth in subsections (a) and (b) of this Section regardless of whether any of the above-described conditions arise by operation of law or otherwise.

     Section 3.26 This Mortgage may, by separate future written agreement between Mortgagor and Mortgagee, be split from time to time into two or more separate mortgages with an aggregate principal balance equal to the principal balance of the indebtedness secured by this Mortgage at such time (the "Debt") each of which separate mortgages shall encumber and continue to constitute a lien on the Mortgaged Property. If Mortgagor and Mortgagee agree to split this Mortgage, then the parties shall do any act or execute any additional documents necessary to implement such splitting of this Mortgage, including a splitter and modification agreement, severed mortgages and severed notes in the aggregate principal balance of the Debt, all in form and substance reasonably satisfactory to Mortgagor and the title insurance company insuring this Mortgage (or insuring any severed mortgage arising from a splitting of this Mortgage), all in furtherance of the provisions of this paragraph.

     Section 3.27 In the event that any payment shall become overdue for a period in excess of fifteen days, a "late charge" of 4(cents) for every dollar of any installment so overdue may be charged by the Mortgagee for the purpose of defraying the expense incident to handling such delinquent payment. Failure to pay such "late charge" shall be deemed a default under the terms of this Mortgage.

     Section 3.28. This Mortgage may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Mortgage.

     Section 3.29. Mortgagee shall have the right after an Event of Default to approve the management of and the management contract for the Premises. Mortgagor shall not amend, modify or cancel any approved management contract nor enter into a new management contract without prior written consent of Mortgagee not to be unreasonably withheld.

     Section 3.30. At Mortgagor's request, upon payment of all sums due under the Note and Mortgage, Mortgagee shall issue a non-recourse quitclaim assignment of the Note and this Mortgage to a new lender upon payment by Mortgagor of Mortgagee's reasonable attorney's fees.

     IN WITNESS WHEREOF, this Mortgage has been duly executed by the Mortgagor on the date first above written.


                                   GILPIN REALTY CORP.

                                   By:  /s/  Nourollah Elghanayan
                                        -----------------------------------
                                             Nourollah Elghanayan, President


                                   CORAM REALTY LLC

                                   By:  /s/  Nourollah Elghanayan
                                        -----------------------------------
                                             Nourollah Elghanayan, Member


                                   ENGINEERS ROAD, LLC

                                   By:  /s/  Nourollah Elghanayan
                                        -----------------------------------
                                             Nourollah Elghanayan, Member


                                   HUNTINGTON LLC

                                   By:  /s/  Nourollah Elghanayan
                                        -----------------------------------
                                             Nourollah Elghanayan, Member


                                   THE ROSLYN SAVINGS BANK

                                   By:  /s/  Jeffrey S. Wall
                                        -----------------------------------
                                             Jeffrey S. Wall, Vice President

STATE OF NEW YORK, )
                   )          ss:
COUNTY OF SUFFOLK. )

     On the 21st day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared NOUROLLAH ELGHANAYAN, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        /s/  Mary Jeanne Miller
                                             ----------------------------------
                                             Notary Public


                                                   Mary Jeanne Miller
                                             Notary Public State of New York
                                                     No. 30-4877301
                                               Qualified in Nassau County
                                            Commission Expires Nov. 17, 1998




STATE OF NEW YORK, )
                   )          ss:
COUNTY OF SUFFOLK. )

         On the 21st day of July in the year 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared JEFFREY S. WALL, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        /s/  Mary Jeanne Miller
                                             ----------------------------------
                                             Notary Public


                                                   Mary Jeanne Miller
                                             Notary Public State of New York
                                                     No. 30-4877301
                                               Qualified in Nassau County
                                            Commission Expires Nov. 17, 1998